UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               June 25, 2002
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                              CASH SYSTEMS, INC.
                              ------------------
           (Exact name of registrant as specified in its charter)



    Delaware                     0-18317                      87-0398535
    --------                     ---------                    ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                    3201 West County Road 42, Suite 106
                        Burnsville, Minnesota  55306
                        ----------------------------
                   (Address of Principal Executive Offices)

                               (952) 895-8399
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          On June 25, 2002, Russell S. Sampson resigned as a director of Cash Systems, Inc., a Delaware corporation (the "Registrant") due to an increase in the travel and workload schedule associated with his outside business interests. Mr. Sampson's resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Sampson's resignation letter is attached hereto as
Exhibit 17.  See the Exhibit Index, Item 7 of this Report.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.

Description of Exhibit                      Exhibit Number
----------------------                      --------------

Resignation letter of Russell S. Sampson         17

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CASH SYSTEMS, INC.


Dated:  7-1-02                                      /s/ Craig Potts
       -----------------                           -----------------
                                                   Craig Potts
                                                   Chief Executive Officer and
                                                   President